Exhibit 10.1

STOCK AND WARRANT PURCHASE AGREEMENT

THIS STOCK AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is entered into as of June 3, 2013 (the “Effective Date”) by and between BioTime, Inc., a California corporation (the “Company”) and each of the undersigned identified on the signature page attached hereto (each such undersigned, individually and/or collectively, as applicable, a “Purchaser").

ARTICLE 1.
PURCHASE AND SALE OF SHARES AND WARRANTS

1.1       Sale of Shares.  Each Purchaser hereby irrevocable agrees to purchase from the Company, and the Company agrees to sell to each Purchaser pursuant to the Registration Statement (as defined below) the number of Units shown beneath such Purchaser’s signature on the signature page of this Agreement, at the price of $4.155 per Unit (the “Purchase Price”).  Each Unit consists of one common share, no par value (“Share”), of the Company and 0.25 of a Common Share Purchase Warrant (“Warrant”).  Each whole Warrant will entitle the holder to purchase, on the terms and conditions set forth in the Warrant Certificate governing the Warrants, one common share, no par value of the Company (“Warrant Share”) for $5.00 per Warrant Share (the “Warrant Price”), subject to adjustment as provided in the Warrant Certificate a copy of which is attached as Exhibit A (the “Warrant Certificate”).  No fractional Units shall be sold and no fractional Shares or fractional Warrants shall be issued.  If the sale of Units to a Purchaser would result in the issuance of a fractional Warrant, the fractional portion of the Warrant shall be disregarded and there shall be no reduction in the purchase price of the Units or cash payment in lieu of the disregarded fractional Warrant.  The number of whole Warrants shall be determined based on the total number of Units to be sold to a Purchaser at a Closing (as defined below) so that fractional Warrants will be aggregated to minimize or, if possible, eliminate potential fractional Warrants so that in the aggregate such Purchaser receives only whole Warrants.  Upon issue and sale, the Shares and Warrants may be sold or transferred separate from each other and will be “paired” as part of a Unit.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser that except as set forth in the most current prospectus (the “Prospectus”) included in Registration Statement on Form S-3 (File No. 333-183557) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the Shares and Warrants, and in a prospectus supplement filed in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares and Warrant (the “Prospectus Supplement”), including all documents and information incorporated by reference therein:

2.1             Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.  The Company is duly qualified to do business in the state of California and in each other state in which it is doing business and where the failure to so qualify could have a material adverse effect on its business, operations, or properties, or could subject the Company to fines or penalties that are material to the Company’s financial condition.

2.2               Authority; Enforceability.  The Company has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.   When executed and delivered at Closing (as defined in Section 4.1), the Warrant Certificate will be duly authorized and executed by the Company and will be the valid and binding agreement of the Company enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.

2.3              Valid Issuance of Shares and Warrant Shares.  The Shares that are being purchased by such Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, including payment of the Purchase Price, will be duly and validly issued, fully paid, and nonassessable.  The Warrant Shares issuable upon exercise of the Warrants have been duly and validly authorized for issuance and, upon issuance in accordance with the terms of the Warrants, including the payment in full of the exercise price pursuant to the terms and conditions of the Warrant Certificate, will be duly and validly issued, fully paid, and nonassessable.

2.4              Capitalization.  The Company is authorized to issue the following shares of capital stock: 125,000,000 common shares, no par value, of which 55,734,781 shares were issued and outstanding as of May 28, 2013, and 2,000,000 preferred shares, no par value, none of which are issued or outstanding.   Except for the outstanding common shares of the Company, the Shares and Warrants issuable pursuant to this Agreement, the additional common shares that may be issued and sold to other purchasers pursuant to the Prospectus Supplement, the common shares that may be issued upon the exercise of warrants (having the same terms as the Warrants) that may be issued and sold to other purchasers pursuant to the Prospectus Supplement, 4,588,800 common shares issuable upon exercise of outstanding options, 1,206,611 common shares of issuable upon exercise of outstanding warrants, 2,716,667 shares reserved for issuance under the Company’s 2012 Equity Incentive Plan, up to 11,463,464 common shares issuable to pursuant to an Asset Contribution Agreement among the Company, the Company’s subsidiary Asterias Biotherapeutics, Inc. (“Asterias”), and Geron Corporation (“Geron”), and 8,000,000 common shares reserved for issuance upon the exercise of certain warrants issuable to Asterias pursuant to the Asset Contribution Agreement, there are no issued or outstanding shares or other equity securities of the Company (or shares or other equity securities of the Company reserved for issuance), and there are no securities of the Company convertible into or exchangeable for stock or other equity securities of the Company, or other subscriptions, options, warrants, conversion rights, stock appreciation rights, “phantom” stock, stock units, calls, claims, rights of first refusal, rights (including preemptive rights), commitments, arrangements or agreements to which the Company is a party or by which it is bound in any case obligating the Company to issue, deliver, sell, purchase, redeem, acquire or vote, or cause to be issued, delivered, sold, purchased, redeemed, acquired or voted, stock or other equity securities of the Company, or obligating the Company to grant, extend or enter into any subscription, option, warrant, conversion right, stock appreciation right, call, right, commitment, arrangement or agreement to issue, deliver, sell, purchase, redeem, acquire or vote stock or equity securities of the Company.  All outstanding common shares of the Company are, and all shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of, any preemptive right, purchase option, call option, right of first refusal, subscription or any other similar right.

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2.5              Disclosure Documents; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the SEC Reports), during the twelve (12) months prior to the date hereof.  None of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports (i) have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, or, in the case of unaudited statements, as permitted by Form 10-Q, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount); and (ii) fairly present in all material respects the consolidated financial position of the Company and its subsidiaries on a consolidated basis as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods covered thereby.

2.6              Absence of Certain Changes.  Since December 31, 2012, except as specifically disclosed in SEC Reports, (i) there has not been any material adverse change in the financial condition, assets, liabilities, revenues, or business of the Company and its subsidiaries, taken as a whole, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses, licensing fees and similar expenses, and other liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or not required to be disclosed in filings made with the Securities and Exchange Commission (“SEC”), and (C) liabilities arising under this Agreement and the Warrant Certificate, (iii) the Company has not altered its method of accounting or the identity of its auditors, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed, or made any agreements to purchase or redeem any shares of its capital stock.

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2.7              Internal Controls.  The Company maintains a process of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that is designed to provide reasonable assurances:  (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles; (ii) that receipts and expenditures are being made only in accordance with the authorizations of management and directors; and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the assets of the Company and its subsidiaries that could have a material effect on the financial statements.  The Company maintains a system of “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) that is designed to provide reasonable assurances that all material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, as appropriate, to allow timely decisions regarding required disclosure, and otherwise to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the SEC.

2.8              Registration Statement.

(a)   The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus or the Prospectus Supplement has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company shall file a final Prospectus Supplement with the SEC pursuant to Rule 424(b) no later than two (2) business days after the date hereof.   The Registration Statement, and the Prospectus together with the Prospectus Supplement, at time the Prospectus and the Prospectus Supplement were issued conformed, and on the Closing Date will conform, in all material respects to the requirements of the Securities Act and do not and on the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

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(b)   When issued pursuant to this Agreement and the Registration Statement at Closing, the Shares and the Warrants will be free of restrictions on transfer under the Securities Act, other than such restrictions as may be applicable under Rule 144 under the Securities Act with respect to sales or transfers of securities by an affiliate (as defined in Rule 144) of the issuer should such Purchaser be or become an affiliate of the Company.

2.9              Listing and Maintenance Requirements.  The Company has not, in the 12 months preceding the date hereof, received notice from the NYSE MKT to the effect that the Company is not in compliance with the listing or maintenance requirements of the NYSE MKT.

2.10            Taxes.  Since January 1, 2010, the Company has filed when due all federal, state, and local income tax returns, and all other returns with respect to taxes which are required to be filed with the appropriate authorities of the jurisdictions where business is transacted by the Company, or where the Company owns any property, and any taxes due, as reflected on such tax returns, have been paid.

2.11            Subsidiaries.  The Company’s subsidiaries and its percentage ownership thereof is as shown in its Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

2.12            No Conflict.  The Company is not in violation or default of any provision of its Articles of Incorporation or bylaws, and is not in violation or default in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to it.  The execution and delivery of this Agreement and consummation of the sale of the Shares and Warrants contemplated by this Agreement, and the issuance of the Warrant Shares upon the exercise of the Warrants in accordance with the terms and conditions of the Warrant Certificate (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined below), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the Shares or Warrant Shares or upon any of the assets or properties of the Company.  The term Material Contract means any contract, agreement, license, lease, deed of trust, mortgage, lien, debenture, promissory note, or instrument to which the Company is a party (i) the termination of or default under which could have a material adverse affect on the business, financial condition, assets or prospects of the Company, or (ii) that constitutes a lien or security interest on any real or personal property of the Company the loss of which through a foreclosure sale would have a material adverse affect on the business, financial condition, assets or prospects of the Company.

2.13            Litigation.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which (a) questions the validity of this Agreement or the Warrant Certificate or any action taken or to be taken by the Company in connection with this Agreement or the issue and sale of the Shares and Warrants hereunder, (b) alleges any infringement of any trademark, service mark, or patent by the Company, or (c) if adversely decided would have a material adverse affect upon the business, financial condition, assets or prospects of the Company.

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2.14       Patents and Trademarks.  The Company is the sole and exclusive owner of or has a valid license to use all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes presently used by the Company in its business as now conducted, without any conflict with or, to the Company’s knowledge infringement of the rights of others.  The Company has not received any communications alleging that it has violated or, by conducting its business as presently conducted, violates any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

2.15            Title to Property.  The Company has good and marketable title to its property and assets free and clear of all mortgages, liens, loans and encumbrances.  Title all of the personal and real property used by the Company is held in the name of the Company or a subsidiary or is licensed or leased from a third party.  With respect to the property leased or licensed from a third party, the Company is in compliance with such leases and licenses in all material respects and, to Company's knowledge, the Company holds a valid leasehold or license. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair (subject to ordinary wear and tear) and are reasonably fit and usable for the purposes for which they are being used.

2.16            Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as described in the SEC Reports (“Permits”), except where the failure to possess such Permits would not result in a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any Permit, the revocation or proposed modification of which would result in a Material Adverse Effect.

2.17            Transactions With Affiliates.  Except as set forth in the SEC Reports, none of the executive officers or directors of the Company is presently a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any executive officer or director or, to the knowledge of the Company, any entity in which any executive officer or director has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company or any of its subsidiaries.

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2.18            Employee Benefit Plans.  Other than the Company’s Equity Incentive Plan and stock option and similar equity incentive plans maintained by Company subsidiaries, the Company does not have and has never maintained or sponsored any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

2.19            Labor Agreements and Actions; Employee Compensation.  The Company is not be bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company.  There is no strike or other labor dispute involving the Company pending, nor to the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company, nor is the Company aware of any labor organization activity involving its employees.  The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.  The employment of each officer and employee of the Company is terminable at the will of the Company.  To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

2.20            No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Shares and Warrants to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of the NYSE MKT.  As used in this Agreement, “Affiliate” means any Person controlled by, in control of, or under common control with another Person.  “Person” includes any natural person, and any corporation, partnership, limited liability company, trust, or other entity.

2.21            Non-Public Information. Except with respect to the material terms and conditions of this Agreement, the Warrants, and those certain Option Agreements dated as of the date hereof by and between the Company and each of the Purchasers (the "Option Agreements" and collectively with this Agreement and the Warrants, the “Transaction Documents”) which will publicly be disclosed in the 8-K Filing (as defined in Section 5.4), the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers (other than any Purchaser that is an officer or director of the Company or an Affiliate of any officer or director of the Company) or their agents or counsel with any information about the Company or any of its subsidiaries, including, without limitation, LifeMap Sciences, Inc. ("LifeMap"), that the Company believes constitutes material, non-public information about the Company, and which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the applicable Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.

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2.22            Anti-Dilution Provisions.  The sale of the Shares and Warrants pursuant to this Agreement will not result in (a) an increase in the number of shares of any class of capital stock the Company issuable upon the exercise of any option, warrant or similar right to acquire capital stock of the Company, or upon conversion of any debt instrument or other security convertible into capital stock of the Company, or (b) a reduction in the purchase, exercise, or conversion price or an adjustment of the conversion ratio of any security of the Company.

2.23            Shell Company.  The Company is not a company described in paragraph (i)(1) of SEC Rule 144.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser, severally and not jointly and severally, hereby represents and warrants with respect to only itself to the Company the following:

3.1              Organization. Such Purchaser, if not a natural person, is a corporation, limited liability company, partnership, trust or other entity duly organized, validly existing and in good standing under the laws of the state of in which it is incorporated or otherwise organized.

3.2              Authority; Enforceability.  Such Purchaser has the power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement.  This Agreement has been duly authorized and executed by such Purchaser and is the valid and binding agreement of such Purchaser enforceable in accordance with its terms, except (i) to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3              No Conflict.  The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, including the purchase of the Shares and Warrants, by such Purchaser do not and will not violate any provisions of (i) any rule, regulation, statute, or law applicable to such Purchaser or (ii) the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which such Purchaser is bound, or (iii) the articles of incorporation, bylaws, or similar charter or governing documents of such Purchaser.

3.4              Certain Transactions and Confidentiality. Other than purchasing the Shares and Warrants pursuant to this Agreement such Purchaser has not, nor has any person or entity acting on behalf of or pursuant to any understanding, agreement, or arrangement with such Purchaser, directly or indirectly executed any purchases or sales, including any “short sale” as defined in SEC Rule SHO, of the common shares of the Company since May 1, 2013.  Such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this Agreement and the offer of the Shares and Warrants (including the existence and terms of this transaction), other than disclosures contained in the Company’s SEC Reports or Company press releases, and disclosures made to officers, directors, attorneys, employees, and advisors of such Purchaser who had a need to know in connection with such Purchaser’s decision to enter into this Agreement, and who have been advised of the confidential nature of such information and of the obligation to maintain the confidentiality thereof.

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3.5              Place of Business or Residence.  Such Purchaser represents and warrants that such Purchaser has such Purchaser’s principal place of business or residence as set forth on the signature page of this Agreement.

ARTICLE 4.
CLOSING

4.1              Time and Place of Closing.  The consummation of the purchase and sale of the Shares (Closing) shall take place in on the third Business Day after the execution and delivery of this Agreement by Purchasers and the Company.  The date on which a Closing occurs is referred to in this Agreement as a Closing Date.  On the Closing Date, each Purchaser shall pay in full the Purchase Price for the Units purchased by wire transfer of the Purchase Price for the Units being purchase by such Purchaser, in immediately available funds, to an account designated by the Company.  The Purchase Price shall be paid in United States Dollars.  On the Closing Date, the Company shall issue to each Purchaser the Shares and Warrants purchased, against payment of the Purchase Price.  Closing shall occur at the principal office of the Company or at such other place as the parties may agree.  A “Business Day” shall be any day on which the banks in New York are not required or permitted to close.

4.2              Documents to be Delivered By the Company.  The Company shall deliver the following documents to each Purchaser at the Closing:

(a)      A copy of the most current prospectus (the “Prospectus”) included in Registration Statement on Form S-3 (File No. 333-183557) under the Securities Act  registering the offer and sale of the Shares and Warrants (the “Registration Statement”), and a prospectus supplement filed in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares and Warrants; provided that the Prospectus and Prospectus Supplement may be delivered in accordance with Rule 172 under the Securities Act);

(b)      Shares.  The Shares purchased by such Purchaser, registered in the name of such Purchaser delivered electronically via The Depository Trust Company Deposit / Withdrawal at Custodian system (“DWAC”);

(c)      Warrants.  A copy of the Warrant Certificate, duly executed by the Company, evidencing the number of Warrants purchased by such Purchaser; provided, however, that delivery of the Warrant Certificate shall be deemed made on the Closing Date if an executed copy thereof is delivered to such Purchaser in .pdf format by e-mail and the Warrant Certificate is deposited with Federal Express on the Closing Date for next Business Day delivery to such Purchaser at the address shown in on the signature page of this Agreement;

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(d)      Opinion.  The opinion of Thompson, Welch, Soroko & Gilbert LLP, the Company's outside counsel, dated as of the Closing Date, in substantially the form of Exhibit B attached hereto.

4.3              Conditions of the Company's Obligation to Close.  The obligation of the Company to sell the Shares to each Purchaser on each Closing Date is conditioned upon the following:

(a)      Payment and Delivery.  The Company’s receipt of the Purchase Price for the Units being sold to such Purchaser;

(b)      Representations and Warranties.  The representations and warranties made by such Purchaser in ARTICLE 3 of this Agreement shall be true and correct in all material respects when made and on the Closing Date; provided, that any representation and warranty that is itself qualified by a materiality standard shall be true and correct in all respects; and

(c)      Performance of Covenants.  Such Purchaser shall have fully performed all covenants and agreements required to be performed by such Purchaser on or before the Closing Date.

4.4              Conditions of each Purchaser’s Obligation to Close.  The obligation of each Purchaser to purchase the Shares and Warrants from the Company on any Closing Date is conditioned upon the following:

(a)      Delivery.  Such Purchaser's receipt of the items required to be delivered by the Company under Section 4.2.

(b)     Representations and Warranties.  The representations and warranties made by the Company in ARTICLE 2 of this Agreement shall be true and correct in all material respects when made and on the applicable Closing Date, unless made as of a specific date in which case they shall be accurate as of such date, and such Purchaser shall have received from the Company a certificate, dated as of the Closing Date, to such effect signed by the Chief Executive Officer of the Company; provided, that any representation and warranty that is itself qualified by a materiality standard shall be true and correct in all respects.

(c)      Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

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(d)     Bankruptcy; Insolvency.  The Company shall not be subject to (i) any order for relief, or subject to any pending proceeding for reorganization or liquidation, under the United States Bankruptcy Code, as amended, or under any other law pertaining to insolvency of the Company or creditor’s rights generally, (ii) any appointment of a receiver for the Company or any of its assets, or (iii) any plan or action of dissolution or liquidation of the Company or its business.

(e)      No Material Adverse Event.  No Material Adverse Event shall have occurred since March 31, 2013.

(f)      Listing.  The Common Stock shall be designated for quotation or listed on the NYSE MKT and the NYSE MKT shall not have suspended the listing or trading of the Company’s common shares on the NYSE MKT nor shall suspension by the SEC or the NYSE MKT have been threatened, as of the Closing Date, either (A) in writing by the SEC or the NYSE MKT or (B) by falling below the minimum listing maintenance requirements of the NYSE MKT.

(g)     Option Agreements.  The Company shall have executed and delivered to such Purchaser the Option Agreement in the form of Exhibit C granting such Purchaser the option to purchase from the Company a number of shares of LifeMap common stock equal to the number of Warrants purchased by such Purchaser pursuant to this Agreement, such number of shares of common stock of LifeMap subject to adjustment pursuant to such Option Agreement.

ARTICLE 5.
ADDITIONAL COVENANTS

5.1              Further Assurances.  Each party will execute, acknowledge, and deliver such additional certificates and documents and will take such additional actions as the other party may reasonably request on or after a Closing Date to effect, complete or perfect the issue and sale of the Shares to each Purchaser.

5.2              Application of Proceeds.  The Company shall apply the proceeds from the sale of the Units substantially in the manner described in the Prospectus Supplement.

5.3              Purchasers’ Market Activity.  Each Purchaser agrees that such Purchaser shall not, prior to the public announcement by the Company that it has entered into this Agreement, engage in any stabilization activity in connection with the Company’s common shares, or otherwise bid for or engage in any purchase or sale, including any Short Sale, of the Company’s common shares, directly or through or in arrangement with and any entity in control of, controlled by, or under common control with such Purchaser.  Each Purchaser agrees to furnish or cause to be furnished to each broker through whom such Purchaser’s Shares or Warrants may be offered for sale the number of copies of the Prospectus and Prospectus Supplement required by the broker; provided that the Prospectus and Prospectus Supplement may be delivered in accordance with Rule 172 under the Securities Act.  Each Purchaser covenants and agrees that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release, such Purchaser will maintain the confidentiality of the existence and terms of this Agreement.

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5.4              Public Disclosure by the Company.  On or before 9:30 a.m., New York City time, on the first Business Day following the execution of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement, the Warrant Certificate and the Option Agreements in the form required by the Exchange Act and attaching the material Transaction Documents (including, without limitation, this Agreement and the form of Warrant Certificate and the Option Agreement) as exhibits to such filing (including all attachments, the "8-K Filing").  As promptly as practicable, the Company will provide any Purchaser purchasing, together with any of its Affiliates, Units for a Purchase Price in excess of $5,000,000 (a “Qualified Purchaser”) with a draft of the 8-K Filing.  The Company will consider any reasonable comments the Qualified Purchasers timely provide to the Company on such draft prior to publicly filing it. The Company represents to the Purchasers that from and after the 8-K Filing, it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company, or by any of the Company’s subsidiaries, or by any of the officers, directors, employees, or agents of the Company or of any of its subsidiaries, in connection with the transactions contemplated by the Transaction Documents.  The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its subsidiaries, including, without limitation, LifeMap Sciences, Inc. from and after the filing of the 8-K Filing with the SEC without the express written consent of such Purchaser; provided that this restriction shall not apply to any Purchaser that is an officer or director of the Company or an Affiliate of any officer or director of the Company.  To the extent that the Company delivers any such material, non-public information to a Purchaser without such Purchaser's consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality with respect to, or a duty to the Company not to trade on the basis of, such material, non-public information.  Subject to the foregoing, neither the Company, its subsidiaries nor any Purchaser shall issue any press release or any other public statement with respect to the transactions contemplated hereby that names any Purchaser, unless such disclosure is required by law, regulation or any exchange or securities market or quotation system on which the Company's securities are then listed or quoted.

5.5              Publicity.  No Purchaser shall issue any press release or make any similar public statement or communication disclosing the terms of this Agreement or the transactions hereunder without the prior written consent of the Company, provided that the Company’s consent shall not unreasonably be withheld or delayed if such disclosure is required by law and such Purchaser shall have provided the Company with a copy of the proposed press release or other public statement or communication a reasonable time prior to the public release or dissemination thereof.

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ARTICLE 6.
MISCELLANEOUS

6.1              Governing Law.  This Agreement shall be construed and governed in all respects by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  All disputes and controversies arising out of or in connection with this Agreement shall be resolved non-exclusively by the state and federal courts located in the State of New York and the State of California, and each party agrees to submit to the jurisdiction of said courts.

6.2              Successors and Assigns.  The parties may not assign their rights or obligations under this Agreement, directly or by operation of law, without the consent of the other party.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of each Purchaser and the Company.

6.3              Entire Agreement; Amendment.  The Transaction Documents constitute the full and entire understanding and agreement among the parties with regard to the subject matter of the Transaction Documents.  This Agreement and any term of this Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the parties.

6.4              Notices, etc.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given (a) four (4) days after being deposited in the United States mail, certified postage prepaid, return receipt requested, or (b) when delivered by hand, by messenger or next Business Day air freight service, or (c) on the date of facsimile transmission (FAX)  or electronic mail (email) if sent at or prior to 5:30 p.m. (New York City time) on a Business Day, or the next Business Day after the date of facsimile or email transmission, if sent on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, in any case addressed as follows:

To any Purchaser:	At the address or FAX number or email address of such Purchaser shown on the signature page of this Agreement

To the Company:	BioTime Inc.
1301 Harbor Bay Parkway
Alameda, California 94502
Attention:  Chief Financial Officer
FAX:  (510) 521- 3389
Email:  rpeabody@biotimemail.com

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Any party may change its address for the purpose of this Agreement by giving notice to each other party in accordance with this Section.

6.5              Expenses.  The Company shall reimburse [Lead Investor] (a Purchaser) or its designee(s) (in addition to any other expense amounts paid to any Purchaser or its counsel prior to the date of this Agreement) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount may be withheld by such Purchaser from its Purchase Price at the Closing. Notwithstanding the foregoing, in no event will the costs and expenses of [Lead Investor] reimbursed by the Company pursuant to this Section 6.5 exceed $15,000.  Other than as set forth herein, each Purchaser and the Company shall bear their own expenses, including fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Shares and Warrants to each Purchaser.

6.6              Brokers.  No Purchaser shall have any liability to any broker, finder, investment banker, or other advisor (Company Agent) retained or engaged by the Company or any subsidiary of the Company in connection with the transactions contemplated by this Agreement.

6.7              Titles and Subtitles.  The titles or headings of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.8              Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

6.9              Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed with signatures transmitted among the parties by facsimile or by email delivery of a pdf format data file, and no party shall deny the validity of a signature or this Agreement signed and so transmitted on the basis that a signed document is represented by a copy or facsimile or pdf forma data file and not an original.

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6.10            Termination. This Agreement may be terminated by any Purchaser with respect to itself, by written notice to the Company, or by the Company with respect to all Purchasers, by written notice to all Purchasers, in either case if the Closing has not been consummated on or before the third Business Day after the Effective Date other than due to a breach of this Agreement or any covenant or agreement hereunder by the party seeking to so terminate this Agreement.  Termination of this Agreement will not affect the right of any party not in breach of its covenants and agreements under this Agreement to sue for any breach of this Agreement by the other party.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

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COMPANY:

BioTime, Inc.

By:

Title:

PURCHASER:

By:

Title:

Address:

FAX Number:

Email:

Number of Units Purchased:

EXHIBIT A

THIS WARRANT CERTIFICATE AND THE WARRANTS REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THIS WARRANT CERTIFICATE, INCLUDING SECTION 3 HEREOF, AND NO TRANSFER OF THE WARRANTS REPRESENTED HEREBY MAY BE MADE WITHOUT THE ISSUANCE BY THE COMPANY OF A NEW WARRANT CERTIFICATE IN THE NAME OF THE TRANSFEREE.

THIS WARRANT CERTIFICATE MAY REPRESENT FEWER WARRANTS THAN THE INITIAL NUMBER OF WARRANTS SET FORTH BELOW.  THE NUMBER OF WARRANTS REPRESENTED BY THIS CERTIFICATE AT ANY TIME WILL BE MAINTAINED BY THE COMPANY IN ITS RECORDS.  ANYONE WISHING TO KNOW THE NUMBER OF WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AT ANY TIME SHOULD CONTACT THE COMPANY AT 1301 HARBOR BAY PARKWAY, ALAMEDA, CALIFORNIA 94501; ATTENTION: CHIEF FINANCIAL OFFICER; (510) 521-3390.

[FORM OF WARRANT CERTIFICATE]

BIOTIME, INC.

Warrants To Purchase Common Stock

Warrant Certificate No.________
Initial Number of Warrants:___________ (“Warrants”)
Date of Issuance:  June [___], 2013 ("Issuance Date")

BioTime, Inc., a California corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof (the "Holder"), is entitled, subject to the terms set forth below, for each Warrant represented by this Warrant Certificate, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date, but not after 11:59 p.m., California time, on the Expiration Date, (as defined below), one (1) fully paid nonassessable share of Common Stock, subject to adjustment as provided herein (each a "Warrant Share").  Except as otherwise defined herein, capitalized terms in this Warrant Certificate, shall have the meanings set forth in Section 16.  This Warrant Certificate represents Warrants to purchase Common Stock issued pursuant to that certain Stock and Warrant Purchase Agreement, dated as of June 3, 2013, by and among the Company and the investors referred to therein (the "Securities Purchase Agreement").

1.           EXERCISE OF WARRANTS.

(a)          Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), all or any portion of the Warrants represented by this Warrant Certificate may be exercised by the Holder at any time or times on or after the Issuance Date (provided that each Warrant must be exercised in whole and may not be exercised in part) by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Holder, stating Holder's election to exercise Warrants and specifying the number of Warrants being exercised and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares for which a Warrant is then exercisable, multiplied by the number of Warrants being exercised (the "Aggregate Exercise Price") by wire transfer of immediately available funds, or if the provisions of Section 1(d) are applicable, (B) by notifying the Company that a specified number of Warrants represented by this Warrant Certificate are being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once all Warrants represented hereunder have been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrants shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants.   If Warrant Shares are to be issued to a person other than the Holder or an affiliate of the Holder, the Holder’s signature must be guaranteed by a financial institution that is a participant in a recognized signature guarantee program.  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company's transfer agent (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Holder delivers the Aggregate Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit the aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any.  Upon delivery of the Exercise Notice duly completed and executed by Holder and so long as the Holder delivers the Aggregate Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which Warrants have been exercised, irrespective of the date such Warrant Shares are credited to the Holder's DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be.  If this Warrant Certificate is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrants represented by this Warrant Certificate submitted for exercise is greater than the number of Warrants being exercised, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any exercise and at its own expense, issue a new Warrant Certificate (in accordance with Section 7(c)) representing the number of Warrants issuable immediately prior to such exercise under this Warrant Certificate, less the number of Warrants exercised.  No fractional Warrant Shares are to be issued upon the exercise of any Warrants, but rather the number of Warrant Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund to Holder in cash the portion of the Exercise Price allocable to the fraction of a Warrant Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of any Warrants.

(b)          Exercise Price.  "Exercise Price" means the price payable for the purchase of each Warrant Share upon the exercise of a Warrant, which shall initially be $5.00, and shall be subject to adjustment as provided herein.

(c)          Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the Share Delivery Date, a certificate for the number of Warrant Shares to which the Holder is entitled and register such Warrant Shares on the Company's share register or to credit the Holder's balance account with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder's exercise of Warrants, as applicable, then, in addition to all other remedies available to the Holder, the Company (X) shall pay in cash to the Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of Warrant Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such Warrant Shares of Common Stock to the Holder without violating Section 1(a), or if the Warrant Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants represented by this Warrant Certificate that have not been exercised pursuant to such Exercise Notice; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise..  In addition to the foregoing, if on or prior to the Share Delivery Date the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company's share register or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder's balance account with DTC for such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder's balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise. Nothing shall limit the Holder's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of Warrants as required pursuant to the terms hereof.

(d)       Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the Warrant Shares is not in effect under the 1933 Act, the Holder may, in its sole discretion, exercise any or all Warrants represented by this Warrant Certificate by electing, in lieu of paying the Aggregate Exercise Price in cash, to  receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
  B

For purposes of the foregoing formula:

A= the total number of shares with respect to which Warrants are then being exercised as stated in the Exercise Notice.

B= the Closing Sale Price of the Common Stock on the Trading Day immediately preceding date of the Exercise Notice.

C= the Exercise Price then in effect at the time of such exercise.

In such event, the number of Warrants remaining for exercise shall be reduced by the number of Warrants then exercised and execution and delivery of the Exercise Notice with respect to less than all of the Warrants represented by the Warrant Certificate shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants exercised).

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant Certificate was originally issued pursuant to the Securities Purchase Agreement. In addition, if the Warrant Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the 1933 Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised.  The Company agreed not to take any position contrary to this Section 1(d).

(e)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(f)          Limitation on Beneficial Ownership.  The Company shall not effect the exercise of any Warrants, and the Holder shall not have the right to exercise any Warrants, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 9.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of Warrants with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised Warrants represented by this Warrant Certificate and beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f).  For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of Warrants without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission (the "SEC"), as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the "Reported Outstanding Share Number").  If the Company receives an Exercise Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder's beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrants to be exercised pursuant to such Exercise Notice (the number of Warrants by which such exercise is reduced, the “Reduction Warrants”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for Reduction Warrants.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including any Warrants, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported.  In the event that the issuance of shares of Common Stock to the Holder upon exercise of any Warrants results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares.  As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares.  Upon delivery of a written notice to the Company, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Warrants that is not an Attribution Party.  For purposes of clarity, the shares of Common Stock underlying Warrants in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant Certificate.

(g)          Insufficient Authorized Shares.  If at any time while any Warrants remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of such Warrants at least a number of shares of Common Stock of the number of shares of Common Stock (the "Required Reserve Amount") as shall from time to time be necessary to effect the exercise of all Warrants then outstanding (an "Authorized Share Failure"), then the Company shall promptly take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all Warrants then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the later of (a) the occurrence of such Authorized Share Failure, and (b) the filing of a definitive proxy statement or information statement with the SEC under the Exchange Act with respect to a meeting of Company shareholders or solicitation of consent of Company shareholders, the Company shall hold a meeting of its shareholders or shall solicit the written consent of its shareholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting or solicitation of consent, the Company shall provide each shareholder with a proxy statement or information statement and form of proxy or consent for the voting or giving of consent of the Common Stock held by its shareholders.  Notwithstanding the foregoing, if at the time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock without the need to solicit votes of its shareholders, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

2.           ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.  The Exercise Price and the number of Warrant Shares for which each Warrant may be exercised shall be adjusted from time to time as follows:

(a)          Prorata Adjustments. If the Company, at any time after the date of the execution of the Securities Purchase Agreement, shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of a Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company or other property which the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)           Options, Warrants and Rights.  If the Company, at any time after the date of the execution of the Securities Purchase Agreement, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price per share of Common Stock (as defined in paragraph (d) below), the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(c)           Distribution of Indebtedness or Assets.  If the Company, at any time after the date of the execution of the Securities Purchase Agreement, shall distribute to all holders of its shares of Common Stock (including any distribution made in connection with a merger in which the Company is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)           Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the Current Market Price per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)           Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section in the number of Warrant Shares purchasable upon exercise of each Warrant shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of a Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of Warrant Shares purchasable upon the exercise of a Warrant, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)           Adjustment of Exercise Price.  Whenever the number of Warrant Shares purchasable upon the exercise of a Warrant is adjusted, as herein provided, the Exercise Price payable for each Warrant Share upon exercise of a Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of a Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable upon the exercise of a Warrant immediately thereafter.

(g)           Distribution in Lieu of Adjustment.  No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under paragraphs (b) and (c) if the Company issues or distributes to the Holder the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Holder would have been entitled to receive had all Warrants represented by this Warrant Certificate been exercised prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the Warrant Shares.

(h)           Notice of Adjustment.  Whenever the number of Warrant Shares purchasable upon the exercise of a Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Holder notice of such adjustment or adjustments.  Such notice shall set forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)           No Adjustment for Dividends.  Except as provided in this Section 2, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

(j)           Readjustment of Number of Warrant Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of Warrant Shares purchasable upon the exercise of a Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 2, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of a Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of Warrant Shares purchasable upon the exercise of a Warrant or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 2.

(k)           Statement on Warrants.  Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, unless the Holder requests that the Warrant Certificate be reissued to reflect such adjustment(s), other than the notice requirement otherwise contemplated herein, the Company shall not be required to re-issue the Warrant Certificate to reflect such adjustment(s).

3.           TRANSFERABILITY OF WARRANTS AND WARRANT SHARES; RESTRICTIONS ON TRANSFER.

(a)           Registration.  This Warrant Certificate shall be numbered and shall be registered on the books of the Company (the “Warrant Register”) as issued.  The Company shall be entitled to treat the Holder of any Warrant Certificate as the owner in fact of the Warrants represented by such Warrant Certificate for all purposes and shall not be bound to recognize any equitable or other claim or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of any Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary upon the instruction of such fiduciary, unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

(b)           Transfer.  The Warrants shall be transferable on the Warrant Register only upon delivery of this Warrant Certificate duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer.  In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company.  In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and a copy thereof may be required to be deposited and remain with the Company in its discretion.  Upon any registration of transfer, the Company shall promptly execute and deliver a new Warrant Certificate or Warrant Certificates to the persons entitled thereto.  Prior to transferring any Warrants, the Holder shall notify any prospective Transferee of the number of Warrants represented by this Warrant Certificate at the time of such transfer as set forth in the Company’s records.  For the avoidance of doubt, no consent of the Company shall be required with respect to any transfer by the Holder to any Purchaser (as such term is defined in the Securities Purchase Agreement).  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NO TRANSFER OF THIS WARRANT CERTIFICATE OR THE WARRANTS REPRESENTED HEREBY SHALL BE EFFECTIVE UNLESS THE HOLDER DELIVERS THIS WARRANT CERTIFICATE TO THE COMPANY AND THE COMPANY ISSUES A NEW CERTIFICATE IN THE NAME OF THE TRANSFEREE FOR THE NUMBER OF WARRANTS REMAINING TO BE EXERCISED AS SET FORTH IN THE RECORDS OF THE COMPANY OR SUCH LESSER AMOUNT OF WARRANTS BEING TRANSFERRED (IN WHICH CASE THE COMPANY SHALL ISSUE TO THE HOLDER A NEW WARRANT CERTIFICATE IN THE NAME OF THE HOLDER FOR THE NUMBER OF WARRANTS REMAINING TO BE EXERCISED AS SET FORTH IN THE RECORDS OF THE COMPANY MINUS THE AMOUNT OF WARRANTS BEING TRANSFERRED).  ANY PURPORTED TRANSFER IN VIOLATION OF THE FOREGOING SHALL BE NULL AND VOID.

4.           PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)           Fundamental Transactions.  If the Company enters into a Fundamental Transaction, the Successor Entity (or, if the Common Stock shall be converted into or exchanged for capital stock or other securities of an Affiliate of the Successor Entity, such Affiliate) shall execute an agreement providing that the Holder shall have the right thereafter to receive, upon exercise of each Warrant at any time after the occurrence or consummation of the Fundamental Transaction, such shares of capital stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights and any shares of Common Stock) which the Holder would have been entitled to receive upon the occurrence or consummation of such Fundamental Transaction, had such Warrant been exercised immediately prior to such Fundamental Transaction.  Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.  The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions.

(b)           Right to Require Purchase.  Notwithstanding the foregoing, in the event of a Fundamental Transaction other than one in which a Successor Entity that is a publicly traded corporation whose stock is quoted or listed for trading on an Eligible Market assumes all obligations under this Warrant Certificate such that the Warrants represented thereby shall be exercisable for the publicly traded common stock of such Successor Entity, at the request of the Holder delivered before the ninetieth (90th) day after the consummation of such Fundamental Transaction, the Company (or the Successor Entity) shall purchase all, but not less than all, of the remaining unexercised Warrants from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, five (5) Business Days after the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised Warrants on the date of such Fundamental Transaction.

5.      NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate, and will at all times in good faith carry out all the provisions of this Warrant Certificate and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of Warrants above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of Warrants, and (iii) shall, so long any Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants.

6.           WARRANT HOLDER NOT DEEMED A SHAREHOLDER.  The Holder, solely in such Person's capacity as a holder of Warrants, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant Certificate, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of the Warrants.  In addition, nothing contained in this Warrant Certificate shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of Warrants or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this Section, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

7.      REISSUANCE OF WARRANT CERTIFICATE.

(a)          Lost, Stolen or Mutilated Warrant Certificate.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant Certificate, the Company shall execute and deliver to the Holder a new Warrant Certificate (in accordance with Section 7(c)) representing the right to purchase the Warrant Shares then underlying the Warrants represented by this Warrant Certificate.

(b)          Exchangeable for Multiple Warrant Certificates.  This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant Certificate or Certificates (in accordance with Section 7(c)) representing the number of Warrants then represented by this Warrant Certificate, and each such new Warrant Certificate will represent such portion of such Warrants as is designated by the Holder at the time of such surrender; provided, however, that no fractional Warrants shall be given.

(c)       Issuance of New Warrant Certificates.  Whenever the Company is required to issue a new Warrant Certificate pursuant to the terms of this Warrant Certificate, such new Warrant Certificate (i) shall be of like tenor with this Warrant Certificate, (ii) shall represent, as indicated on the face of such new Warrant Certificate, the number of unexercised Warrants then underlying this Warrant Certificate (and in the case of a new Warrant Certificate being issued pursuant to Section 7(b), the number of Warrants designated by the Holder which, when added to the number of Warrants represented by the other new Warrant Certificates issued in connection with such issuance, does not exceed the number of unexercised Warrants then represented by this Warrant Certificate), (iii) shall have an issuance date, as indicated on the face of such new Warrant Certificate which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant Certificate.

8.      NOTICES.  Any notice pursuant to this Warrant Certificate by any Holder to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer. The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; attention Chief Financial Officer; FAX (510) 521-3389; email rpeabody@biotimemail.com. Any notice given pursuant to this Warrant Certificate by the Company to a Holder shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email, or otherwise delivered to such Holder at the Holder’s address on the books of the Company.  The timing of delivery of notices hereunder shall be in accordance with the notice provisions set forth in the Securities Purchase Agreement.  Each party hereto and any Holder may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant Certificate, including in reasonable detail a description of such action and the reason therefor.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment, and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any options, convertible securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided in each case that such information shall be made publicly known to the shareholders of the Company prior to or in conjunction with such notice being provided to the Holder.  It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9.      AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant Certificate may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

10.      GOVERNING LAW; JURISDICTION.  This Warrant Certificate shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant Certificate shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Holder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan and the Superior Court for the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.      CONSTRUCTION; HEADINGS.  This Warrant Certificate shall be deemed to be jointly drafted by the Company and Holder and shall not be construed against any Person as the drafter hereof.  The headings of this Warrant Certificate are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant Certificate.

12.      DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares purchasable upon exercise of Warrants, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.      REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant Certificate shall be cumulative and in addition to all other remedies available under this Warrant Certificate and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant Certificate.

14.      SEVERABILITY. If any provision of this Warrant Certificate is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant Certificate so long as this Warrant Certificate as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.      DISCLOSURE.  Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within four (4) Business Days after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise.  In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

16.      CERTAIN DEFINITIONS.  For purposes of this Warrant Certificate, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Holder's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(d)          "Black Scholes Value" means the value of the Warrants represented by this Warrant Certificate based on the Black and Scholes Option Pricing Model obtained from the "OV" function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the Warrants as of such date of request, (ii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the day immediately following the public announcement of the applicable Fundamental Transaction, (iii) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in the Fundamental Transaction, (iv) a zero cost of borrow and (v) a 360 day annualization factor.

(e)          "Bloomberg" means Bloomberg Financial Markets.

(f)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(g)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(h)          "Common Stock" means (i) the Company's common shares, no par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(i)          "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or The OTC Bulletin Board.

(j)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)          "Expiration Date" means the date sixty (60) months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday.

(l)          "Fundamental Transaction" means (a) any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company; or (b) any recapitalization or reclassification of the Common Stock or any exchange of Common Stock for any other class of capital stock or other securities of the Company.

(m)          ""Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(n)          "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(o)          "Successor Entity" means the Person formed by, resulting from, or surviving any Fundamental Transaction.

(p)          "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issuance Date set out above.

BIOTIME, INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE
WARRANTS TO PURCHASE COMMON STOCK

BIOTIME, INC.

The undersigned holder hereby exercises _________________ Warrants to purchase Common Stock evidenced by the attached Warrant Certificate, which entitles the Holder to purchase _________________ shares of Common Stock ("Warrant Shares") of BioTime, Inc., a California corporation (the "Company").

1.  Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

____________	a "Cash Exercise" with respect to _________________ Warrants; or

____________	a "Cashless Exercise" with respect to _______________ Warrants.

2.  Payment of Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.  Delivery of Warrant Shares.  The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant Certificate.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant Certificate.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Holder in the Warrant Certificate.]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ________ from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title:

EXHIBIT B

1.           The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted.  The Company is not an "investment company" or any entity controlled by an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

2.           The Company has the requisite corporate power and authority to execute, deliver and perform all of its obligations under the Agreement, the Warrant Certificates, and the Option Agreements.  The Agreement, the Warrant Certificates, and the Option Agreements have been duly authorized, executed and delivered on behalf of the Company and constitute the valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

3.           The Shares to be sold by the Company pursuant to the Agreement, when sold, issued and delivered in accordance with the provisions of the Agreement, including the payment of the Purchase Price as defined in the Agreement, (a) will be duly authorized, validly issued, fully paid and nonassessable, (b) will not have been issued in violation of any preemptive right or any similar right, and (c) each of the purchasers will receive good title to the Shares purchased free and clear of all preemptive or similar rights, and restrictions on transfer, other than restrictions on transfer arising under applicable Federal and state securities laws.

4.           The Warrant Shares have been duly authorized and reserved for issuance and, when sold, issued, and delivered upon the proper and valid exercise of the Warrants in accordance with the Warrant Certificates, including the payment of the exercise price as provided in the Warrant Certificates (a) will be duly authorized, validly issued, fully paid and nonassessable, (b) will not have been issued in violation of any preemptive right or any similar right, and (c) each purchaser will receive good title to the Warrant Shares free and clear of all preemptive or similar rights, restrictions on transfer, other than restrictions on transfer arising under applicable Federal and state securities laws.

5.           The execution, delivery and performance of the Agreement, the Warrant Certificates, and the offer, issuance and sale of the Shares, Warrants, and Warrant Shares, require no consent of, action by or in respect of, or filing with, any court, governmental body, agency, or official, other than (i) filings that have been made pursuant to applicable state securities laws, if any, (ii) any required filing of the Prospectus or the Prospectus Supplement pursuant to rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) and (iii) the filing of a Form 8-K pursuant to the Securities Exchange Act of 1934, as amended.

6.           Assuming that the representations and warranties of the Purchasers under the Option Agreements are true and correct, the execution, delivery and performance of the Option Agreements requires no consent of, action by or in respect of, or filing with, any court, governmental body, agency, or official.

7.           The execution, delivery and performance of the Agreement, and the issuance and sale of the Shares and Warrants in accordance with the terms and conditions of the Agreement, and the issuance and sale of the Warrant Shares in accordance with the terms and conditions of the Warrant Certificates, by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under (1) any statute, rule, regulation or, to our knowledge, order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (2) any agreement or instrument material to the Company known to us to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or (3) the Articles of Incorporation or Bylaws of the Company.

8.           The execution, delivery and performance of the Option Agreements, and the sale of the shares of LifeMap Sciences, Inc. common stock pursuant thereto, in accordance with the terms and conditions of the Option Agreements, by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under (1) any statute, rule, regulation or, to our knowledge, order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (2) any agreement or instrument material to the Company known to us to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or (3) the Articles of Incorporation or Bylaws of the Company.

9.           Based solely on a notice of effectiveness from the Securities and Exchange Commission, dated September 7, 2012, the Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus or the Prospectus Supplement pursuant to rule 424(b) under the Securities Act has been or is expected to be made in the manner and within the time period required by Rule 424(b); and to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the SEC; and based on the foregoing, the offer and sale of the Shares, Warrants, and Warrant Shares has been registered under the Securities Act.

10.         There are no issued and outstanding securities or instruments of the Company known to us containing anti-dilution provisions that will be triggered by the issuance of the Shares, the Warrants or the Warrant Shares.

EXHIBIT C

OPTION AGREEMENT

This Option Agreement (“Option”) is entered into as of June ___, 2013 (the “Effective Date”) by BioTime, Inc., a California corporation (the "Company"), and _________ (the “Purchaser”) in connection that certain Stock and Warrant Purchase Agreement, dated June 3, 2013, between the Company and Purchaser (the “Securities Purchase Agreement”).

1.             GRANT OF OPTION.

(a)         Option.  The Company hereby grants to Purchaser the option (the “Option”), in lieu of exercising some or all of the Warrants to purchase shares of common stock of the Company issued to the Purchaser pursuant to the Securities Purchase Agreement dated as of even date herewith (the “Warrants” and the certificate representing such Warrants, the "Warrant Certificate"), to cancel each such unexercised Warrant and purchase from the Company, at the Exercise Price (as defined below) then in effect, one (1) share of Common Stock of LifeMap Sciences, Inc. (“LifeMap”) owned by BioTime, subject to adjustment as provided herein (the “LifeMap Shares”), free of any liens and charges and preemptive or similar rights.  The Option shall expire if not exercised on or before the earlier to occur of (a) 5:00 p.m. New York time on June ___, 2016 [thirty-six months from the Closing Date] and (b) the date on which all of the Warrants (as defined below) shall have been exercised in full, or sold or transferred otherwise than in a sale or transfer described in Section 4(a) (the “Expiration Date”).

(b)         Minimum Exercise.  This Option may be exercised by Purchaser in whole or in part; provided, however, that any partial exercise of this Option shall not be for less than the lower of (i) 10,000 LifeMap Shares and (ii) all of the remaining LifeMap Shares that are issuable as of the applicable date of determination upon the exercise of the Option held by the Purchaser pursuant to the terms hereof.

2.             EXERCISE OF OPTION

(a)         Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b) and Section 4), this Option may be exercised by the Purchaser at any time or times on or after the Effective Date, in whole or in part, subject to Section 1(b), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), duly completed and executed by Purchaser, stating Purchaser's election to exercise this Option, the number of Warrants being cancelled upon exercise of this Option and the number of LifeMap Shares being purchased, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of LifeMap Shares purchasable upon cancellation of one Warrant multiplied by the number of Warrants being cancelled (the "Aggregate Option Exercise Price") by wire transfer of immediately available funds, or, if the provisions of Section 2(d) are applicable, (B) by notifying the Company that the Option is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)).  The Holder shall not be required to deliver the original Warrant Certificate in order to effect an exercise hereunder.  However, once the Option has been exercised in full, following the final exercise thereof, the Holder shall promptly return the original Warrant Certificate to the Company for cancellation.  Execution and delivery of the Exercise Notice with respect to less than all of the Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).  On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Purchaser and the transfer agent of the LifeMap Shares (the "Transfer Agent"), if any.  On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice, so long as the Purchaser delivers Aggregate Option Exercise Price (or, if applicable, notice of a Cashless Exercise) on or prior to the second (2nd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date") (provided that if the Aggregate Option Exercise Price has not been delivered by such date, the Share Delivery Date shall be one (1) Trading Day after the Aggregate Option Exercise Price is delivered), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise to the Purchaser's or its designee's balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, or if there is no Transfer Agent, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in LifeMap's share in the name of the Purchaser or its designee, for the number of LifeMap Shares to which the Purchaser is entitled pursuant to such exercise.  The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the transfer of LifeMap Shares to the Purchaser via DTC, if any.  No fractional LifeMap Shares are to be issued upon the exercise of this Option, but rather the number of LifeMap Shares to be issued shall be rounded down to the nearest whole number and the Company shall refund in cash to Purchaser the portion of the Exercise Price allocable to the fraction of a LifeMap Share not issued.  The Company shall pay any and all taxes which may be payable with respect to the transfer of LifeMap Shares to the Purchaser upon exercise of this Option.

(b)         Exercise Price.  "Exercise Price" means the price payable for the purchase of each LifeMap Share upon cancellation of a Warrant in connection with exercise of this Option, which shall initially be $4.00, and shall be subject to adjustment as provided herein.

(c)         Reissue of Warrant Certificate.  Upon the exercise of this Option in part, and provided that Purchaser shall have delivered the Warrant Certificate(s) to the Company as permitted under Section 2(a), to the extent that Purchaser continues to hold any unexercised Warrants, the Company shall issue to Purchaser a replacement Warrant Certificate for the number of Warrants that remain unexercised after taking into account the partial exercise of the Option.

(d)        Cashless Exercise.  Notwithstanding anything contained herein to the contrary, if the Common Stock is then traded on an Eligible Market and a registration statement under the 1933 Act permitting the resale of the LifeMap Shares is not in effect under the 1933 Act, the Purchaser may, in its sole discretion, exercise this Option in whole or in part by electing in lieu of paying the Aggregate Option Exercise Price in cash, to receive upon such exercise the "Net Number" of LifeMap Shares determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
  B

For purposes of the foregoing formula:

A=	the total number of LifeMap Shares with respect to which this Option is then being exercised as stated in the Exercise Notice.

B=	the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the Exercise Notice.

C=	the Exercise Price then in effect at the time of such exercise.

In such event, a number of Warrants equal to the Warrants that would be cancelled if such exercise was effected by paying the Exercise Price in cash shall be cancelled, and the number of Warrants remaining for exercise by Purchaser shall be reduced by the number of Warrants so cancelled, and execution and delivery of the Exercise Notice with respect to less than all of the LifeMap Shares purchasable pursuant to this Option shall have the same effect as cancellation of the original Warrant Certificate and issuance of a new Warrant Certificate evidencing the remaining number of Warrants (after deduction of the number of Warrants cancelled in connection with the exercise of the Option).

(e)         Company's Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to transfer to the Purchaser, or cause LifeMap to issue, on or prior to the Share Delivery Date, a certificate for the number of LifeMap Shares to which the Purchaser is entitled and cause such LifeMap Shares to be registered on LifeMap's share register or to credit the Purchaser's balance account with DTC for such number of LifeMap Shares to which the Purchaser is entitled upon the Purchaser's exercise of this Option , as applicable, then, in addition to all other remedies available to the Purchaser, the Company (X) shall pay in cash to the Purchaser on each day after such third (3rd) Trading Day that the transfer of such LifeMap Shares is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of LifeMap Shares not transferred to the Purchaser on a timely basis and to which the Purchaser is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have transferred such LifeMap Shares to the Purchaser without violating Section 2(a), or if the LifeMap Shares are then not traded on an Eligible Market, the Exercise Price, and (Y) the Purchaser, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned, as the case may be, any Warrants cancelled in connection with such voided exercise; provided that the voiding of an exercise shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(e) or otherwise.  In addition to the foregoing, if on or prior to the Share Delivery Date, the Company shall fail to transfer, or cause LifeMap to issue, a certificate to the Purchaser and cause the registration of such LifeMap Shares on LifeMap's share register or credit the Purchaser's balance account with DTC for the number of shares of Common Stock to which the Purchaser is entitled upon the Purchaser's exercise hereunder or pursuant to the Company's obligation pursuant to clause (ii) below, as applicable, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock issuable upon such exercise that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Purchaser's request and in the Purchaser's discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to transfer LifeMap Shares) or credit such Purchaser's balance account with DTC for such LifeMap Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock or credit such Purchaser's balance account with DTC and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  Nothing shall limit the Purchaser's right to pursue a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing LifeMap Shares (or to electronically deliver such LifeMap Shares) upon the exercise of this Option as required pursuant to the terms hereof.

(f)          Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares, the Company shall promptly transfer to the Purchaser the number of LifeMap Shares that are not disputed and resolve such dispute in accordance with Section 12.

3.              ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF LIFEMAP SHARES.  The Exercise Price and the number of LifeMap Shares purchasable hereunder shall be adjusted from time to time as follows:

(a)         Prorata Adjustments.  If LifeMap, at any time after the Effective Date, shall (A) pay a dividend in Common Stock or make a distribution in Common Stock, (B) subdivide its outstanding Common Stock, (C) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (D) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which LifeMap is the surviving corporation), the number of LifeMap Shares purchasable hereunder upon cancellation of each Warrant in connection with the exercise of this Option immediately prior thereto shall be adjusted so that the Purchaser shall be entitled to receive from the Company the kind and number of shares of Common Stock or other securities of LifeMap or other property which the Purchaser would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been cancelled in connection with the exercise of this Option immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)         Options, Warrants and Rights.  If LifeMap at any time after the Effective Date, shall issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (d) below) per share of the Common Stock, the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate exercise price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the Current Market Price per share of the Common Stock (as determined pursuant to paragraph (d) below) at such record date.  Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants

(c)         Distribution of Indebtedness or Assets.  If LifeMap at any time after the Effective Date, shall distribute to all holders of its Common Stock (including any distribution made in connection with a merger in which LifeMap is the surviving corporation) evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of LifeMap Shares thereafter purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be determined by multiplying the number of LifeMap Shares theretofore purchasable upon cancellation of each Warrant in connection with the exercise of this Option by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as determined pursuant to paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then Current Market Price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one LifeMap Share.  Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

(d)         Current Market Price.  For the purpose of any computation under paragraphs (b) and (c) of this Section, the "Current Market Price" per share of Common Stock at any date shall be the average of the daily Closing Sale Prices for the 20 consecutive Trading Days ending one Trading Day prior to the date of such computation.  If the Current Market Price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine in good faith the Current Market Price on the basis of such quotations or other sales information as is available.

(e)         Minimum Adjustment.  No adjustment pursuant to paragraphs (b) and (c) of this Section 3 in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of LifeMap Shares purchasable upon cancellation of such Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment.  All calculations shall be made with respect to the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option, to the nearest tenth of a share and with respect to the Exercise Price payable hereunder, to the nearest whole cent.

(f)          Adjustment of Exercise Price.  Whenever the number of LifeMap Shares purchasable upon the exercise of this Option is adjusted, as herein provided, the Exercise Price payable upon exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of LifeMap Shares purchasable upon the exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of LifeMap Shares purchasable immediately thereafter.

(g)         Distribution in Lieu of Adjustment.  No adjustment in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option need be made under paragraphs (b) and (c) of this Section 3 if the Company delivers to the Purchaser the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Purchaser would have been entitled to receive had this Option been exercised in full prior to the happening of such event or the record date with respect thereto.  No adjustment need be made for a change in the par value of the LifeMap Shares.

(h)         Notice of Adjustment.  Whenever the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or the Exercise Price of such LifeMap Shares is adjusted, as herein provided, the Company shall promptly, in any event within ten (10) days send to the Purchaser notice of such adjustment or adjustments.  Such notice shall set forth the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option and the Exercise Price of such LifeMap Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(i)          No Adjustment for Dividends.  Except as provided in this Section 3, no adjustment in respect of any dividends shall be made during the term of this Option or upon the exercise of this Option.

(j)          Readjustment of Number of LifeMap Shares and Exercise Price; Certain Limitations.   If an adjustment of the number of LifeMap Shares purchasable upon cancellation of each Warrant or the Exercise Price has been made as a result of the issuance of rights, options or warrants as provided in paragraph (b), or rights, options or warrants or convertible or exchangeable securities as provided in paragraph (c), of this Section 3, upon the expiration of any such rights, options, or warrants, or conversion or exchange privileges under convertible or exchangeable securities, without exercise thereof, the Exercise Price and the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants, or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by LifeMap upon such exercise plus the aggregate consideration, if any, actually received by LifeMap for the issuance, sale or grant of all such rights, options, warrants, or conversion or exchange rights whether or not exercised.  Except as provided in this paragraph, no reduction in the number of LifeMap Shares purchasable upon cancellation of each Warrant in connection with the exercise of this Option or increase in the Exercise Price shall be made as a result of the issuance or distribution of rights, options or warrants, or convertible or exchangeable securities as described in paragraphs (b) or (c) of this Section 3.

4.             RESTRICTIONS ON TRANSFER.

(a)         Transfer.  This Option is personal to the Purchaser and may not be sold, transferred or assigned, except (i) to a successor in interest of the Purchaser as a result of any consolidation of the Purchaser with or merger of the Purchaser into another Person, (ii) to another Purchaser (as defined in the Securities Purchase Agreement) or (iii) to another Person as part of a sale of all or substantially all the property of the Purchaser to such other Person.

(b)         Restrictions on Transfer of LifeMap Shares.

(i)      Any LifeMap Shares purchased by Purchaser upon the exercise of this Option, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless (A) a registration statement under the 1933 Act and under any applicable state securities laws is effective therefor or (B) an exemption from such registration is then available and an opinion of counsel, reasonably acceptable to LifeMap and the Transfer Agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the 1933 Act.  Notwithstanding anything to the contrary contained herein (x) the LifeMap Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities and no legal opinion shall be required therefor and (y) no representation, warranty, covenant or opinion shall be required for the sale, pledge, hypothecation, transfer or assignment of any LifeMap Shares if a registration statement with respect to the resale of such LifeMap Shares is effective at the time of any such sale, pledge, hypothecation, transfer or assignment.

(ii)      As a condition precedent to the registration of transfer of any certificates representing LifeMap Shares upon the exercise of this Option or transfer of LifeMap Shares, the Company and LifeMap shall be entitled to obtain a letter or other instrument from the Purchaser containing such covenants, representations or warranties by such Purchaser similar to those contained in this Section 4 as reasonably deemed necessary by the Company or LifeMap to effect compliance by the Company or LifeMap with the requirements of the 1933 Act and any other applicable federal and/or state securities laws.

(iii)      Any sale, pledge, hypothecation, transfer, or assignment of this Option or LifeMap Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(iv)     The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares not made pursuant to registration under the 1933 Act and applicable state securities laws, or pursuant to an available exemption from registration under the 1933 Act and applicable state securities laws.

(v)      The LifeMap Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer, under this Section 4, until the same are registered for sale under the 1933 Act or are transferred in a transaction exempt from registration under the 1933 Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the 1933 Act.  The Company agrees that upon the sale of LifeMap Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the 1933 Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will request removal of such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the 1933 Act, the Purchaser shall have provided an opinion of counsel, acceptable to the Company and the Transfer Agent to the effect that such legend may be removed in compliance with the 1933 Act.

(c)         Investment Representations.  Each Purchaser makes the following representations, severally and not jointly and severally, in connection with its acquisition of this Option and any LifeMap Shares upon the exercise of this Option:

(i)       Purchaser has made such investigation of LifeMap as Purchaser deemed appropriate for determining to acquire (and thereby make an investment in) this Option and LifeMap Shares, and in making such investigation Purchaser has had access to such financial and other information concerning LifeMap as Purchaser requested.  Purchaser is relying on the information communicated to Purchaser in writing by LifeMap or the Company.  Purchaser has not relied on any statement or representations inconsistent with those communicated to Purchaser in writing by LifeMap or the Company. Purchaser has had a reasonable opportunity to ask questions of and receive answers from the executive officers of LifeMap and the Company concerning LifeMap, and to obtain additional information, to the extent possessed or obtainable by LifeMap or the Company without unreasonable effort or expense, necessary to verify the information communicated or provided to Purchaser.  All such questions have been answered to Purchaser’s satisfaction.

(ii)       Purchaser is acquiring this Option and upon exercise of this Option will purchase LifeMap Shares solely for Purchaser's own account, and Purchaser has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the LifeMap Shares or this Option; provided, that this representation and warranty shall not prohibit Purchaser from selling LifeMap Shares in the ordinary course of business pursuant to a registration statement under the 1933 Act or otherwise in compliance with the 1933 Act and applicable state securities or “blue sky” laws.

(iii)      Purchaser is an “accredited investor” as defined in Rule 501 under the 1933 Act.

(iv)     Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Option and LifeMap Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Option and LifeMap Shares and, at the present time, is able to afford a complete loss of such investment.

5.             REGISTRATION RIGHTS.  The Company hereby covenants and agrees that in the event the Company receives any registration rights from LifeMap in respect of any shares of Common Stock owned by the Company, simultaneously with the exercise of any such registration rights at any time that this Option remains exercisable in whole or in part, the Company shall cause LifeMap to register all of the LifeMap Shares issuable to the Purchaser as of the applicable date of determination pursuant to the terms of this Option. The Company acknowledges and agrees that prior to excluding any LifeMap Shares from any registration statement, it shall first exclude all other shares of Common Stock owned by the Company other than any shares of Common Stock that are subject to an option provided to another Purchaser (as defined in the Securities Purchase Agreement) which shall be subject to exclusion on a pro rata basis with all other Purchasers (as defined in the Securities Purchase Agreement).  The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, including, without limitation, any assignment of any registration rights with respect to the Common Stock purchasable pursuant to this Option granted to the Company under any registration rights agreement by LifeMap and the Company or under any registration statement, as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Section 5.

6.             NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, and will at all times in good faith carry out all the provisions of this Option and take all action as may be required to protect the rights of the Purchaser.  Without limiting the generality of the foregoing, the Company shall continue to hold a sufficient number of LifeMap Shares to permit Purchaser to exercise this Option in full. The Company will, and will request that LifeMap will, issue instructions to any Transfer Agent and registrar of the Common Stock to refuse to register the transfer of any LifeMap Shares in violation of the immediately preceding sentence.

7.              PURCHASER NOT DEEMED A LIFEMAP SHAREHOLDER.  The Purchaser, solely in such Person's capacity as the holder of this Option, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of LifeMap for any purpose, nor shall anything contained in this Option be construed to confer upon the Purchaser, solely in such Person's capacity as the holder of this Option, any of the rights of a shareholder of LifeMap or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the purchase of the LifeMap Shares through the due exercise of this Option.  In addition, nothing contained in this Option shall be construed as imposing any liabilities on the Purchaser to purchase any securities or as a shareholder of the Company or LifeMap (other than upon exercise of this Option), whether such liabilities are asserted by the Company or LifeMap or by their respective creditors.  Notwithstanding this Section, the Company shall provide the Purchaser with copies of such notices and other information given to the Common Stock holders of LifeMap generally, promptly after receipt thereof by the Company, unless the Company believes that such information is material, nonpublic information regarding the Company or LifeMap.

8.             NOTICES.  Any notice pursuant to this Agreement by the Purchaser to the Company shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service or by facsimile transmission (FAX) or email to the Company, at its office, Attention: Chief Financial Officer.  The address of the principal office of the Company is 1301 Harbor Bay Parkway, Alameda, California 94502; FAX (510) 521-3389; email rpeabody@biotimemail.com.  Any notice given pursuant to this Agreement by the Company to the Purchaser shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or by facsimile transmission (FAX) or email or otherwise delivered to the Purchaser at the Purchaser’s address shown on the signature page of this Option.  Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

9.             AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Option may only be amended by a written instrument signed by the Company and the Purchaser.

10.           GOVERNING LAW; JURISDICTION.  This Option shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Option shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company and the Purchaser hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York and the County of Alameda and the United States District Court for the Northern District of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

11.           CONSTRUCTION; HEADINGS.  This Option shall be deemed to be jointly drafted by the Company and Purchaser and shall not be construed against any Person as the drafter hereof.  The headings of this Option are for convenience of reference and shall not form part of, or affect the interpretation of, this Option.

12.           DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the LifeMap Shares purchasable upon cancellation of Warrants in connection with the exercise of this Option, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Purchaser.  If the Purchaser and the Company are unable to agree upon such determination or calculation of the Exercise Price or the LifeMap Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Purchaser, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Purchaser or (b) the disputed arithmetic calculation of the LifeMap Shares to the Company's independent, outside accountant.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Purchaser of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.           REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Option shall be cumulative and in addition to all other remedies available under this Option, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Purchaser to pursue actual damages for any failure by the Company to comply with the terms of this Option.

14.           SEVERABILITY.  If any provision of this Option is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Option so long as this Option as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.           COMPANY'S REPRESENTATIONS AND WARRANTIES.  The Company has the power and authority to execute and deliver this Option and to perform all of its obligations hereunder.  This Option has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to:  (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Option or the LifeMap Shares to be integrated with prior offerings by the Company or LifeMap for purposes of registration of any of the LifeMap Shares under the 1933 Act or of any applicable shareholder approval provisions of the NYSE MKT.  There is no lawsuit, arbitration proceeding, or administrative action  or proceeding pending or threatened against the Company which questions the validity of this Option or any action taken or to be taken by the Company in connection with this Option or the transfer of the LifeMap Shares hereunder. The execution and delivery of this Option and consummation of the transactions contemplated by this Option (a) do not and will not violate any provisions of (i) any rule, regulation, statute, or law, (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the NYSE MKT applicable to the listing of the Company’s common shares, (b) will not conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any Material Contract (as defined in the Securities Purchase Agreement), and (c) will not result in the creation or imposition of any lien, charge or encumbrance upon any of the LifeMap Shares (other than pursuant to this Option) or upon any of the assets or properties of the Company.

16.           CERTAIN DEFINITIONS.  For purposes of this Option, the following terms shall have the following meanings:

(a)          "1933 Act" means the Securities Act of 1933, as amended.

(b)          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(c)          "Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Purchaser's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Purchaser or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” within the meaning of Section 13(d) of the Exchange Act and Rule 13d-5 thereunder, together with the Purchaser or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company's Common Stock would or could be aggregated with the Purchaser's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act.  For clarity, the purpose of the foregoing is to subject collectively the Purchaser and all other Attribution Parties to the Maximum Percentage.

(d)          "Bloomberg" means Bloomberg Financial Markets.

(e)          "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)          "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg.  If the Company and the Purchaser are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(g)          "Common Stock" means (i) the Common Stock, no par value per share, of LifeMap, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(h)         "Eligible Market" means the NYSE, the NYSE MKT, The NASDAQ Global Market, The NASDAQ Global Select Market, the NASDAQ Capital Market, or the OTC Bulletin Board.

(i)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)           "Expiration Date" has the meaning ascribed in Section 1, provided, that, if June __, 2013 falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next day that is not a Holiday shall apply.

(k)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l)           "Principal Market" means the principal Eligible Market on which the Common Stock trades.

(m)         "Trading Day" means any day on which the Common Stock is traded on the Principal Market, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Purchaser have caused this Option Agreement to be duly executed as of the Effective Date.

BIOTIME, INC.

By:
Name:
Title:

PURCHASER

By:
Name:
Title:

EXHIBIT A

TO BE EXECUTED BY THE REGISTERED PURCHASER TO EXERCISE THIS
OPTION TO PURCHASE LIFEMAP COMMON STOCK

BIOTIME, INC.

The undersigned Purchaser hereby exercises the right to purchase _________________ shares of Common Stock ("LifeMap Shares") of LifeMap Sciences, Inc., a California corporation, held by BioTime, Inc. (the "Company"), pursuant to the attached Option Agreement and:

Check One:

___           A.  Tenders herewith payment of the Aggregate Option Exercise Price in full in the form of a bank wire transfer to the account of the Company in the amount of $______________;

or

___           B.  Hereby cancels that number of Warrants required to be cancelled in lieu of cash in a Cashless Exercise pursuant to Section 2(d) of the Option Agreement.

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option Agreement.

Date: _______________ __, ______

Name of Registered Purchaser

By:
Name:
Title:

[NOTE:  The above signature should correspond exactly with the name of the Holder in the Warrant Certificate.]

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [Transfer Agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated __________ from the Company and acknowledged and agreed to by [Transfer Agent].

BIOTIME, INC.

By:
Name:
Title: